SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


                        FORM 8-K


                     CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)
                     September 29, 1999



                    United Shields Corporation

(Exact name of Registrant as specified in its Charter)



Colorado                 33-11062-D          84-1049047
(State or other          (Commission        (IRS Employer
jurisdiction             File No.)        Identification Number)
of incorporation)


      2640 Peerless Road, Cleveland, Tennessee       37312
      (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:
                     (423) 479-1655


                         N/A

(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On September 29, 1999, United Shields Corporation (the "Company") completed its acquisition of all of the outstanding stock of Pittsfield Mold & Tool, Inc. ("Pittsfield"), a Massachusetts-based manufacturer of custom injection molded plastic products. Pittsfield's principle assets include a manufacturing facility and related plant and equipment located in Pittsfield, Massachusetts, accounts receivable and inventory. The Company intends to continue to use the assets of Pittsfield in the manufacturer of custom injection molded plastic products. The total consideration for the acquisition consisted of:

1. $1,700,000, less the professional fees of Pittsfield in connection with the acquisition, in cash,

2. a promissory note with an aggregate principle amount of $1,750,000, payable over a term of six years,

3. a promissory note with an aggregate principle amount of $2,200,000, payable on or before January 1, 2000.

In addition, simultaneous with the purchase of the outstanding stock of Pittsfield, the Company caused Pittsfield to purchase the real property upon which its plant is located from the prior shareholders of Pittsfield for a total purchase price of $3,125,000. The consideration for both the outstanding stock of Pittsfield and the real property was determined through arms-length negotiations.

The cash portion of the purchase price for the shares of Pittsfield and the real property was provided as follows:

1. Loans from Berkshire Bank in the aggregate total amount of $4,137,799; and

2.    Working capital.

The loans from Berkshire Bank are secured by a first and second mortgage on the real property, and a security interest in the inventory and accounts receivable of Pittsfield.

The promissory notes to the prior shareholders of Pittsfield and performance of the Company's future obligations to such shareholders under the promissory notes and certain other documents, including an employment agreement with Joseph A. Kirchner, are secured by a security interest in all assets of Pittsfield and a third mortgage in the real property. Copies of the principle agreements relating to the foregoing acquisition and related loans are attached as exhibits to this Current Report on Form 8-K.

In connection with the acquisition, the Company entered into an employment agreement with Joseph A. Kirchner, under which Mr. Kirchner will serve as president of Pittsfield. Mr. Kirchner has been a director and officer of Pittsfield since February 4, 1985.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Financial statements of Pittsfield Mold & Tool, Inc. will be filed by amendment to this Current Report on Form 8-K.

(b) Proforma Financial Information. The proforma financial information relating to the acquisition of Pittsfield Mold &
     Tool, Inc. by the registrant will be filed by amendment to this Current Report on Form 8-K.

(c)  Exhibits.

2.1 Stock Purchase Agreement, dated as of August 27, 1999, by and among Henry A. Kirchner, Barbara J. Kirchner, The Henry A. Kirchner Revocable Trust, The Barbara J. Kirchner Revocable Trust, and the Kirchner Family Nominee Trust.

2.2   First Amendment to Stock Purchase Agreement, dated as of
      September 29, 1999, by and among Henry A. Kirchner,
      Barbara J. Kirchner, The Henry A. Kirchner Revocable Trust,
      The Barbara J. Kirchner Revocable Trust, and the Kirchner
      Family Nominee Trust.

99.1 $1,750,000 Promissory Note, dated as of September 29, 1999, given by Pittsfield Mold & Tool, Inc. in favor of the Kirchner Family Nominee Trust.

99.2 $2,200,000 Promissory Note dated as of September 29, 1999, given by Pittsfield Mold & Tool, Inc. in favor of the Kirchner Family Nominee Trust.

99.3  Employment Agreement between United Shields Corporation and
      Joseph A. Kirchner, dated September 29, 1999.

99.4 Non-Competition Agreement between United Shields Corporation and Henry A. Kirchner, dated September 29, 1999.

99.5 Non-Competition Agreement between United Shields Corporation and Barbara J. Kirchner, dated September 29, 1999.

99.6  Real Estate Purchase between Pittsfield Mold & Tool, Inc.
      and the Kirchner Family Nominee Trust, dated September 29,
      1999.

99.7  Earn-Out Agreement between United Shields Corporation and
      Henry A. Kirchner, Barbara J. Kirchner, The Henry A.
      Kirchner Revocable Trust, The Barbara J. Kirchner Revocable
      Trust, and the Kirchner Family Nominee Trust, dated
      September 29, 1999.

99.8 Stock Pledge Agreement between United Shields Corporation and the Kirchner Family Nominee Trust, dated September 29,
      1999.

99.9 Guarantee given by United Shields Corporation in favor of the Kirchner Family Nominee Trust, dated September 29, 1999.

99.10 Cross-Default and Cross-Collateral Agreement between United Shields Corporation and Pittsfield Mold & Tool, Inc., Henry
      A. Kirchner, Barbara J. Kirchner, The Henry A. Kirchner Revocable Trust, The Barbara J. Kirchner Revocable Trust, and the Kirchner Family Nominee Trust, dated September 29, 1999.

99.11 Commercial Real Estate Mortgage and Security Agreement between Pittsfield Mold & Tool, Inc. and the Kirchner Family Nominee Trust, dated September 29, 1999.

99.12 Security Agreement between Pittsfield Mold & Tool, Inc. and the Kirchner Family Nominee Trust, dated September 29, 1999.

99.13 Loan and Security Agreement between Pittsfield Mold & Tool,
      Inc. and Berkshire Bank, dated September 29, 1999.

99.14 $1,900,000 demand line of credit Promissory Note, dated as of September 29, 1999, given by Pittsfield Mold & Tool, Inc. in favor of Berkshire Bank.

99.15 $2,500,000 Promissory Note, dated September 29, 1999, given by Pittsfield Mold & Tool, Inc. in favor of Berkshire Bank.

99.16 Mortgage and Security Agreement (first mortgage) between
      Pittsfield Mold & Tool, Inc. and Berkshire Bank, dated
      September 29, 1999.

99.17 Mortgage and Security Agreement (second mortgage) between
      Pittsfield Mold & Tool, Inc. and Berkshire Bank, dated
      September 29, 1999.

99.18 Assignment of Rents and Leases, dated September 29, 1999, given by Pittsfield Mold & Tool, Inc. for the benefit of Berkshire Bank.

99.19 Agreement of Guaranty, dated September 29, 1999, given by
      United Shields Corporation for the benefit of Berkshire
      Bank.

99.20 Standby and Subordination Agreement dated September 29, 1999, between Berkshire Bank and Henry A. Kirchner and Barbara J. Kirchner, Trustees of the Kirchner Family Nominee Trust, Henry A. Kirchner, Barbara J. Kirchner, Henry A. Kirchner and Barbara J. Kirchner, Trustees of the Henry A. Kirchner Revocable Trust, and Henry A. Kirchner and Barbara
      J. Kirchner, Trustees of the Barbara J. Kirchner Revocable
      Trust.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNITED SHIELDS CORPORATION

Date: October 14, 1999          By:/s/John F. Quigley
                                 -----------------------------
                                 John F. Quigley
                                 Senior Vice President and
                                 Chief Financial Officer